UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2026

OceanLight Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43440	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas, Suite 349 New York, NY	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 612-1400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Units, each consisting of one ordinary share, one right and one warrant	OCLTU	The Nasdaq Stock Market LLC
Ordinary Shares, $0.0001 par value	OCLT	The Nasdaq Stock Market LLC
Rights, each right to receive one-fourth (1/4) of one Ordinary Share	OCLTR	The Nasdaq Stock Market LLC
Warrants, each exercisable for one ordinary share at an exercise price of $11.50 per share	OCLTW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously reported, on August 10, 2026, OceanLight Acquisition Corporation, a Cayman Islands exempted company (the “Company”) consummated an initial public offering (the “IPO”) of 10,000,000 units (the “Units”). The Units were sold at an offering price of $10.00 per Unit, generating total gross proceeds of $100,000,000.

On August 21, 2026, the underwriters exercised in full their over-allotment option to purchase 1,500,000 additional Units (the “Option Units”) at a price of $10.00 per Option Unit. The closing of the issuance and sale of the Option Units occurred on August 24, 2026, generating additional aggregate gross proceeds of $15,000,000. Simultaneously with the closing of the over-allotment option, the Company consummated the private placement of an additional 7,500 private placement units (the “Additional Private Placement Units”) to OceanLight Capital Sponsor Ltd. at a price of $10.00 per Additional Private Placement Unit, generating additional aggregate gross proceeds of $75,000.

An audited balance sheet as of August 10, 2026 reflecting receipt of the proceeds upon consummation of the IPO has been issued by the Company and previously filed as Exhibit 99.1 to a Current Report on Form 8-K on August 14, 2026. An unaudited pro forma balance sheet of the Company as of August 24, 2026, reflecting the consummation of the exercise in full of the underwriters’ over-allotment option and the related transactions, is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Unaudited Pro Forma Balance Sheet as of August 24, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OceanLight Acquisition Corporation

Date: August 27, 2026	By:	/s/ Ping Zhang
	Name:	Ping Zhang
	Title:	Chief Executive Officer

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